UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 12, 2007

PLATINUM RESEARCH ORGANIZATION, INC.
(Exact name of Registrant as specified in charter)

Nevada	000-52029	20-2842514
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Suite 421 - 1917 West 4th Avenue, Vancouver BC, Canada		V6J 1M7
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code:		604-689-4088

_______Not Applicable .
(Former name or former address if changes since last report)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

___	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

_X_	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

___	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

___	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

THIS COMMUNICATION IS BEING MADE IN RESPECT OF THE PROPOSED CONTRIBUTION AGREEMENT TRANSACTION INVOLVING PLATINUM RESEARCH ORGANIZATION, INC. AND PLATINUM RESEARCH ORGANIZATION, L.P. IN CONNECTION WITH THE PROPOSED TRANSACTION, PLATINUM RESEARCH ORGANIZATION, INC. HAS FILED A DEFINITIVE PROXY STATEMENT AND RELEVANT DOCUMENTS CONCERNING THE TRANSACTION WITH THE SECURITIES AND EXCHANGE COMMISSION ("SEC") ON APRIL 2, 2007. SHAREHOLDERS OF PLATINUM RESEARCH ORGANIZATION, INC. ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC BECAUSE THEY CONTAIN IMPORTANT INFORMATION. SHAREHOLDERS CAN OBTAIN FREE COPIES OF THE PROXY STATEMENT AND OTHER DOCUMENTS BY CONTACTING INVESTOR INFORMATION AT CM@FOCUSPARTNERS.COM OR BY MAIL AT PLATINUM RESEARCH ORGANIZATION, INC., INVESTOR RELATIONS at 39 HAMMER HOOK DRIVE, SUITE B, HANOVER, MA 02339 OR BY TELEPHONE: 617-633-2259. IN ADDITION, DOCUMENTS FILED WITH THE SEC BY PLATINUM RESEARCH ORGANIZATION, INC. ARE AVAILABLE FREE OF CHARGE AT THE SEC'S WEB SITE AT WWW.SEC.GOV.

PLATINUM RESEARCH ORGANIZATION, INC. AND ITS DIRECTORS AND EXECUTIVE OFFICERS MAY BE DEEMED TO BE PARTICIPANTS IN THE SOLICITATION OF PROXIES FROM THE SHAREHOLDERS OF PLATINUM RESEARCH ORGANIZATION, INC. IN CONNECTION WITH THE PROPOSED TRANSACTION. INFORMATION REGARDING THE SPECIAL INTERESTS OF THESE DIRECTORS AND EXECUTIVE OFFICERS IN THE PROPOSED TRANSACTION IS INCLUDED IN THE PROXY STATEMENT OF PLATINUM RESEARCH ORGANIZATION, INC. DESCRIBED ABOVE. INFORMATION REGARDING PLATINUM RESEARCH ORGANIZATION, INC.'S DIRECTORS AND EXECUTIVE OFFICERS IS ALSO AVAILABLE IN ITS ANNUAL REPORT ON FORM 10-KSB, WHICH WAS FILED WITH THE SEC ON MARCH 23, 2007. THIS DOCUMENT IS AVAILABLE FREE OF CHARGE AT THE SEC'S WEB SITE AT HTTP://WWW.SEC.GOV AND FROM INVESTOR RELATIONS AT PLATINUM RESEARCH ORGANIZATION, INC. AS DESCRIBED ABOVE.

ITEM 8.01 - OTHER EVENT

Press Release Regarding Results of Special Meeting

The Registrant has issued a press release announcing the results of its special meeting of its shareholders held on April 12, 2006.

A copy of the Press Release is filed as an exhibit to this Form 8-K and is incorporated in this Item 8.01 by reference.

ITEM 9.01 - FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial Statements of Business Acquired. N/A

(b) Pro forma financial information. N/A

(c) Exhibits.

As described in Item 8.01 of this Report, the following exhibits are filed as part of this Current Report on Form 8-K:

Exhibit No.	Description
99.1	Press Release

SIGNATURES

 Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 5, 2007

PLATINUM RESEARCH ORGANIZATION, INC.

By:

/s/ Cecelia Pineda

_________________________________
Cecelia Pineda, President & C.E.O.